Waddell & Reed Advisors
                    Tax-Managed
                    Equity Fund,
                    Inc.

                    Annual
                    Report
                    -----------------
                    December 31, 2000

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        27     Independent Auditors' Report

        28     Income Tax Information

        29     Directors & Officers





This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
December 31, 2000
----------------------------------------------------------------


An Interview with Cynthia P. Prince-Fox, portfolio manager of Waddell      &
Reed Advisors Tax-Managed Equity Fund, Inc.

This report relates to the operation of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. for the fiscal period ended December 31, 2000. The following discussion, graphs and tables provide you with information regarding the Fund's performance since its inception on March 31, 2000.

How did the Fund perform since its inception?
Generally, it performed fairly well, as it outperformed or returned nearly on par with its benchmark indexes. Even so, given the very difficult environment for stocks in 2000, the Fund had a negative return for the year. Since its inception on March 31, 2000, the Waddell & Reed Advisors Tax-Managed Equity Fund Class A shares declined 9.62 percent, compared with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 11.36 percent over the last nine months, and the Lipper Multi-Cap Core Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 9.46 percent over the last nine months. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark indexes do not reflect a sales load.

What helped the Fund outperform or return nearly on par with its benchmark indexes since its inception?
We believe that there are two primary factors that affected the Fund's performance. First, as new money was coming into the Fund, we sought to purchase stocks on an opportunistic basis as market weakness persisted. As a result, cash was carried in the Fund. Second, we overweighted energy and health care when the Fund was first established. These sectors were leaders in the market during a climate of economic weakness, which tended to affect other sectors of the economy more negatively.

What other market conditions or events influenced the Fund's performance since its inception?
Because one of the Fund's objectives is to attempt to minimize taxable events, we seek to maintain a long-term perspective. Generally, we attempt to establish positions in companies that we feel will provide positive returns over time. As a result, we focus on companies that we feel can grow earnings through different economic cycles. During the past year, however, the economy decelerated at a much faster pace than had been expected, and growth stocks in general came under significant pressure during the final months of 2000. The sector most affected seemed to be technology stocks. The Fund maintained positions in the technology sector, which resulted in some negative returns to the portfolio.

What strategies and techniques did you employ that specifically affected the Fund's performance?
The primary strategy we undertook and are currently undertaking is to attempt to minimize taxable events while providing a competitive return. We intend to continue to seek out companies that we feel have a competitive advantage despite possible short-term weakness. However, the portfolio did realize some losses during the last nine months due to the outlook for specific companies either changing or becoming more protracted, given the economic conditions.

What industries or sectors did you emphasize since the Fund's inception, and what looks attractive to you going forward?
We had emphasized natural gas stocks because we felt that prices in that industry would reach levels that were not fully reflected in the earnings estimates for many companies. We continue to believe that that is the case going into 2001. If natural gas prices stay at current levels, we feel that earnings power should be significantly higher than is currently being reflected in the market. We also emphasized technology stocks because we feel that sales growth, relative to the rest of the economy, should accelerate going forward. While some technology companies may be hurt during the current economic downturn, we believe that others can continue to grow.


Sincerely,

Cynthia P. Prince-Fox
Manager
Waddell & Reed Advisors
Tax-Managed Equity Fund, Inc.

Comparison of Change in Value of $10,000 Investment

     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares,
                               the S&P 500 Index
              and the Lipper Multi-Cap Core Funds Universe Average

                        Waddell
                        & Reed
                        Advisors
                        Tax-                       Lipper
                        Managed                 Multi-Cap
                        Equity         S&P     Core Funds
                        Fund, Inc.,    500       Universe
                        Class A      Index        Average
                      ---------  ---------     ----------
     3/31/00   Purchase  $9,425    $10,000        $10,000
     6/30/00              9,991      9,716          9,681
     9/30/00              9,595      9,619          9,810
     12/31/00             9,038      8,864          9,054

===== Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., Class A Shares* --
      $9,038*
 ++++ S&P 500 Index - $8,864
 *+*+ Lipper Multi-Cap Core Funds Universe Average - $9,054


*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.



Aggregate Total Return +
                    Class A    Class B   Class C   Class Y
               ----------------------------------------------
Period Ended
   12-31-00++       -9.62%     -9.56%    -5.85%    -4.70%

 +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load in the period. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
++3-31-00 for Class A, Class B and Class C shares and 4-19-00 for Class Y shares
  (the date on which shares were first acquired by shareholders).

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY OF TAX-MANAGED EQUITY FUND
------------------------------------------------------------------
Tax-Managed Equity Fund


                               GOALS:   To seek long-term growth of capital
                                        while minimizing taxable gains and
                                        income to shareholders.

                            Strategy:   Designed for investors seeking long-term
                                        capital appreciation, but who are also
                                        seeking to reduce Federal income taxes
                                        resulting from their investment.  The
                                        portfolio will primarily be invested in
                                        common stocks of large to medium sized
                                        U.S. companies.

                             Founded:   2000

        Scheduled Dividend Frequency:   Annually (December)


PERFORMANCE SUMMARY -- Class A Shares
           Per Share Data
For the Period Ended December 31, 2000
--------------------------------------
Dividend Paid               $0.04
                            =====
Net Asset Value on
  12-31-00                 $ 9.55
   3-31-00                  10.00
                           ------
Change per Share           $(0.45)
                           ======

Past performance is not necessarily indicative of future results.

Average Annual Total Return (A)
                         CLASS A                      CLASS B
                  -----------------------     -----------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 12-31-00     ---          ---             ---           ---
 5-year period
  ended 12-31-00     ---          ---             ---           ---
10-year period
  ended 12-31-00     ---          ---             ---           ---
Cumulative return
  since inception
  of Class (F)      -9.62%      -4.11%          -9.56%        -4.80%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the period.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
(F)3-31-00 for Class A shares and Class B shares (the date on which shares were first acquired by shareholders).


Average Annual Total Return(A)
                         CLASS C               CLASS Y(B)
                  -----------------------      ----------
                      With      Without
Period               CDSC(C)     CDSC(D)
------            ----------   ----------
 1-year period
  ended 12-31-00     ---          ---             ---
 5-year period
  ended 12-31-00     ---          ---             ---
10-year period
  ended 12-31-00     ---          ---             ---
Cumulative return
  since inception
  of Class (E)      -5.85%      -4.90%          -4.70%

(A)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(C)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment.
(D)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.

(E)3-31-00 for Class C shares and 4-19-00 for Class Y shares (the date on which shares were first acquired by shareholders).

PORTFOLIO HIGHLIGHTS

On December 31, 2000, Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. had net assets totaling $79,843,682 invested in a diversified portfolio of:

 78.16%  Common Stocks
 21.84%  Cash and Cash Equivalents


As a shareholder of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc., for every $100 you had invested on December 31, 2000, your Fund owned:

 $29.79  Manufacturing Stocks
  21.84  Cash and Cash Equivalents
  18.66  Services Stocks
  10.15  Transportation, Communication, Electric
           and Sanitary Services Stocks
   7.22  Finance, Insurance and Real Estate Stocks
   6.64  Wholesale and Retail Trade Stocks
   5.70  Mining Stocks

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS
Business Services - 15.75%
Amdocs Limited* ..........................    31,500   $  2,086,875
America Online, Inc.* ....................    40,100      1,395,480
Brocade Communications Systems, Inc.* ....    13,300      1,220,691
CheckFree Holdings Corporation* ..........    15,800        671,994
Clear Channel Communications, Inc.* ......    20,800      1,007,500
Critical Path, Inc.* .....................    34,200      1,050,581
eBay Inc.* ...............................    41,300      1,361,609
Intuit Inc.* .............................     7,200        283,725
Microsoft Corporation* ...................    21,300        924,553
Oracle Corporation* ......................    50,000      1,453,125
Veritas Software Corp.* ..................    12,800      1,120,400
                                                        -----------
                                                         12,576,533
                                                        -----------

Chemicals and Allied Products - 12.24%
Amgen Inc.* ..............................    13,800        882,769
Bristol-Myers Squibb Company .............    23,500      1,737,531
Forest Laboratories, Inc.* ...............     3,900        518,213
King Pharmaceuticals, Inc.* ..............    34,300      1,772,881
Merck & Co., Inc. ........................    16,300      1,526,087
Pfizer Inc. ..............................    27,300      1,255,800
QLT Inc.* ................................    12,600        353,588
Schering-Plough Corporation ..............    30,400      1,725,200
                                                        -----------
                                                          9,772,069
                                                        -----------

Communication - 8.40%
AT&T Wireless Group* .....................    64,400      1,114,925
Cox Communications, Inc., Class A* .......    38,700      1,801,969
Nextel Communications, Inc.* .............    14,700        363,366
SBC Communications Inc. ..................    19,100        912,025
Telefonaktiebolaget LM Ericsson,
 ADR, Class B  ...........................    54,100        606,934
Viacom Inc., Class A* ....................     2,300        108,100
Viacom Inc., Class B* ....................    16,900        790,075
Williams Communications Group, Inc.* .....    14,100        165,675
Worldcom, Inc.* ..........................    60,000        843,750
                                                        -----------
                                                          6,706,819
                                                        -----------

Electronic and Other Electric Equipment - 3.99%
Intel Corporation ........................     8,800        264,550
McData Corporation* ......................    12,800        701,200
Micron Technology, Inc.* .................    24,600        873,300
Nortel Networks Corporation ..............    41,900      1,343,419
                                                        -----------
                                                          3,182,469
                                                        -----------

Food Stores - 1.67%
Kroger Co. (The)* ........................    49,300      1,334,181
                                                        -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Furniture and Fixtures - 1.18%
Lear Corporation* ........................    38,100    $   945,356
                                                        -----------

General Merchandise Stores - 2.55%
Kohl's Corporation* ......................    12,100        738,100
Target Corporation .......................    40,200      1,296,450
                                                        -----------
                                                          2,034,550
                                                        -----------

Health Services - 2.03%
HCA - The Healthcare Company .............    36,800      1,619,568
                                                        -----------

Industrial Machinery and Equipment - 7.56%
Cisco Systems, Inc.* .....................    26,300      1,005,975
Cooper Cameron Corporation* ..............    23,200      1,532,650
Dell Computer Corporation* ...............    29,600        517,075
EMC Corporation* .........................    19,500      1,296,750
Hewlett-Packard Company ..................    16,500        520,781
Sun Microsystems, Inc.* ..................    41,900      1,166,653
                                                        -----------
                                                          6,039,884
                                                        -----------

Instruments and Related Products - 2.07%
Medtronic, Inc. ..........................    27,400      1,654,275
                                                        -----------

Insurance Carriers - 4.50%
American International Group, Inc.  ......    19,700      1,941,681
Berkshire Hathaway Inc., Class B* ........       350        823,900
MGIC Investment Corporation ..............    12,300        829,481
                                                        -----------
                                                          3,595,062
                                                        -----------

Motion Pictures - 0.88%
Time Warner Incorporated .................    13,400        700,016
                                                        -----------

Nondepository Institutions - 2.72%
Financial Federal Corporation* ...........    51,100      1,220,012
USA Education, Inc. ......................    14,000        952,000
                                                        -----------
                                                          2,172,012
                                                        -----------

Oil and Gas Extraction - 5.70%
Anadarko Petroleum Corporation ...........    22,500      1,599,300
Apache Corporation .......................    21,800      1,527,363
Burlington Resources Incorporated ........    28,200      1,424,100
                                                        -----------
                                                          4,550,763
                                                        -----------

Petroleum and Coal Products - 1.00%
Exxon Mobil Corporation ..................     9,200        799,825
                                                         -----------

                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
December 31, 2000
                                              Shares        Value
COMMON STOCKS (Continued)
Stone, Clay and Glass Products - 1.75%
Corning Incorporated .....................    26,500    $ 1,399,531
                                                        -----------

Transportation by Air - 1.31%
Northwest Airlines Corporation,
 Class A*  ...............................    34,800      1,047,263
                                                        -----------

Water Transportation - 0.44%
Carnival Corporation .....................    11,400        351,263
                                                        -----------

Wholesale Trade -- Nondurable Goods - 2.42%
Allscripts, Inc.* ........................    32,000        299,501
Enron Corp. ..............................    19,600      1,629,250
                                                        -----------
                                                          1,928,751
                                                        -----------

TOTAL COMMON STOCKS - 78.16%                            $62,410,190
 (Cost: $65,518,921)

                                           Principal
                                           Amount in
                                           Thousands
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 1.92%
 Abbott Laboratories,
   6.43%, 1-2-01 .........................    $1,533    $ 1,532,726
                                                        -----------

 Communication - 1.63%
 Dominion Resources, Inc.,
   6.93%, 1-9-01 .........................     1,300      1,297,998
                                                        -----------

 Depository Institutions - 10.51%
 Citicorp,
   6.58%, 1-16-01 ........................     3,000      2,991,775
 UBS Finance Delaware LLC,
   6.5%, 1-2-01 ..........................     5,400      5,399,025
                                                        -----------
                                                          8,390,800
                                                        -----------

 Food and Kindred Products - 0.21%
 General Mills, Inc.,
   6.7963%, Master Note ..................       169        169,000
                                                        -----------

 Forestry - 3.73%
 Weyerhaeuser Company,
   7.25%, 1-30-01 ........................     3,000      2,982,479
                                                        -----------
                See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF TAX-MANAGED EQUITY FUND
December 31, 2000
                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 3.78%
 General Motors Acceptance Corporation,
   6.54%, 1-4-01 .........................    $2,000   $  1,998,910
 Paccar Financial Corp.,
   6.5162%, Master Note ..................     1,021      1,021,000
                                                        -----------
                                                          3,019,910
                                                        -----------

 Tobacco Products - 2.50%
 Philip Morris Companies Inc.,
   6.6%, 1-11-01 .........................     2,000      1,996,334
                                                        -----------

Total Commercial Paper - 24.28%                          19,389,247

Municipal Obligation - 2.51%
 Louisiana
 Industrial Development Board of the Parish
   Of Calcasieu, Inc., Environmental Revenue
   Bonds (CITGO Petroleum Corporation Project),
   Series 1996 (Taxable), (Westdeutsche
   Landesbank Girozentrale),
   6.65%, 1-11-01 ........................     2,000      2,000,000
                                                        -----------

TOTAL SHORT-TERM SECURITIES - 26.79%                    $21,389,247
 (Cost: $21,389,247)

TOTAL INVESTMENT SECURITIES - 104.95%                   $83,799,437
 (Cost: $86,908,168)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (4.95%)      (3,955,755)

NET ASSETS - 100.00%                                    $79,843,682


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
TAX-MANAGED EQUITY FUND
December 31, 2000
(In Thousands, Except for Per Share Amounts)
Assets
 Investment securities - at value
   (Notes 1 and 4) .................................      $83,799
 Cash   ............................................            3
 Receivables:
   Fund shares sold ................................        1,351
   Dividends and interest ..........................           22
 Prepaid registration fees (Note 2)  ...............           26
 Prepaid insurance premium  ........................            1
                                                          -------
    Total assets  ..................................       85,202
                                                          -------
Liabilities
 Payable for investment securities purchased .......        3,737
 Payable to Fund shareholders ......................        1,592
 Accrued service fee (Note 3)  .....................           11
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................            5
 Accrued accounting services fee (Note 3)  .........            3
 Accrued distribution fee (Note 3)  ................            2
 Other  ............................................            8
                                                          -------
    Total liabilities  .............................        5,358
                                                          -------
      Total net assets .............................      $79,844
                                                          =======
Net Assets
 $0.001 par value capital stock
   Capital stock ...................................      $     8
   Additional paid-in capital ......................       83,490
 Accumulated undistributed loss:
   Accumulated undistributed net realized loss
    on investment transactions  ....................         (545)
   Net unrealized depreciation in value of
    investments  ...................................       (3,109)
                                                          -------
    Net assets applicable to outstanding
      units of capital .............................      $79,844
                                                          =======
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................        $9.55
 Class B  ..........................................        $9.52
 Class C  ..........................................        $9.51
 Class Y  ..........................................        $9.55
Capital shares outstanding
 Class A  ..........................................        7,001
 Class B  ..........................................          925
 Class C  ..........................................          436
 Class Y  ..........................................            3
Capital shares authorized ........................      1,000,000

                   See Notes to Financial Statements.

STATEMENT OF OPERATIONS
TAX-MANAGED EQUITY FUND
For the Period Ended December 31, 2000
(In Thousands)

Investment Income
 Income (Note 1B):
   Interest and amortization........................       $  527
   Dividends .......................................           32
                                                          -------
    Total income  ..................................          559
                                                          -------
 Expenses (Note 3):
   Investment management fee .......................          128
   Registration fees ...............................           38
   Service fee:
     Class A  ......................................           22
     Class B .......................................            4
     Class C .......................................            2
   Distribution fee:
     Class A  ......................................            3
     Class B .......................................           14
     Class C .......................................            7
   Transfer agency and dividend disbursing:
     Class A .......................................           17
     Class B .......................................            3
     Class C .......................................            2
   Accounting services fee .........................           11
   Audit fees ......................................            7
   Custodian fees ..................................            6
   Legal fees ......................................            5
   Shareholder servicing - Class Y .................          ---*
   Other ...........................................           37
                                                          -------
    Total  .........................................          306
      Less expenses in excess of voluntary waiver of
       management fee (Note 3)  ....................          (47)
                                                          -------
       Total expenses ..............................          259
                                                          -------
        Net investment income  .....................          300
                                                          -------
Realized and Unrealized Loss on
 Investments (Notes 1 and 4)
 Realized net loss on investments  .................         (545)
 Unrealized depreciation in value of investments
   during the period ...............................       (3,109)
                                                          -------
   Net loss on investments .........................       (3,654)
                                                          -------
    Net decrease in net assets resulting from
      operations ...................................      $(3,354)
                                                          =======

*Not shown due to rounding.
                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
TAX-MANAGED EQUITY FUND
For the Period from March 31, 2000* through December 31, 2000
(In Thousands)

Increase in Net Assets
 Operations:
   Net investment income ............        $   300
   Realized net loss on investments .           (545)
   Unrealized depreciation ..........         (3,109)
                                             -------
    Net decrease in net assets
      resulting from operations .....         (3,354)
                                             -------
 Distributions to shareholders from
   net investment income(Note 1E):**
    Class A  ........................           (300)
    Class B  ........................            ---
    Class C  ........................            ---
    Class Y  ........................            ---***
                                             -------
                                                (300)
                                             -------
 Capital share transactions
   (Note 6) .........................         83,398
                                             -------
      Total increase ................         79,744
Net Assets
 Beginning of period  ...............            100
                                             -------
 End of period  .....................        $79,844
                                             =======
   Undistributed net investment
    income  .........................           $---
                                                ====

  *Commencement of operations.
 **See "Financial Highlights" on pages 17 - 20.
***Not shown due to rounding.
                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class A Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   3/31/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.04
 Net realized and
   unrealized loss
   on investments ..  (0.45)
                     ------
Total from investment
 operations   ......  (0.41)
                     ------
Less distributions
 from net investment
 income  ...........  (0.04)
                     ------
Net asset value,
 end of period  ....  $9.55
                     ======
Total return** .....  -4.11%
Net assets, end of
 period (in
 millions)  ........    $67
Ratio of expenses
 to average net
 assets  ...........   1.15%***
Ratio of net investment
 income to average
 net assets  .......   1.63%***
Portfolio turnover
 rate  .............  16.89%
  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class B Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   3/31/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.01
 Net realized and
   unrealized loss
   on investments ..  (0.49)
                     ------
Total from investment
 operations   ......  (0.48)
                     ------
Less distributions
 from net investment
 income  ...........  (0.00)
                     ------
Net asset value,
 end of period  ....  $9.52
                     ======
Total return .......  -4.80%
Net assets, end of
 period (in
 millions)  ........     $9
Ratio of expenses
 to average net
 assets  ...........   2.08%**
Ratio of net investment
 income to average
 net assets  .......   0.67%**
Portfolio turnover
 rate  .............  16.89%

 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class C Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   3/31/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.00
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.01
 Net realized and
   unrealized loss
   on investments ..  (0.50)
                     ------
Total from investment
 operations   ......  (0.49)
                     ------
Less distributions
 from net investment
 income  ...........  (0.00)
                     ------
Net asset value,
 end of period  ....  $9.51
                     ======
Total return .......  -4.90%
Net assets, end of
 period (in
 millions)  ........     $4
Ratio of expenses
 to average net
 assets  ...........   2.09%**
Ratio of net investment
 income to average
 net assets  .......   0.66%**
Portfolio turnover
 rate  .............  16.89%

 *Commencement of operations.
**Annualized.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
TAX-MANAGED EQUITY FUND
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout The Period:

                    For the
                period from
                   4/19/00*
                    through
                   12/31/00
                   --------
Net asset value,
 beginning of
 period  ........... $10.07
                     ------
Income (loss) from investment
 operations:
 Net investment
   income ..........   0.04
 Net realized and
   unrealized loss
   on investments ..  (0.51)
                     ------
Total from investment
 operations   ......  (0.47)
                     ------
Less distributions
 from net investment
 income  ...........  (0.05)
                     ------
Net asset value,
 end of period  ....  $9.55
                     ======
Total return .......  -4.70%
Net assets, end of
 period (in
 thousands)  .......    $32
Ratio of expenses
 to average net
 assets  ...........   1.17%**
Ratio of net investment
 income to average
 net assets  .......   1.41%**
Portfolio turnover
 rate  .............  16.89%***

  *Commencement of operations.
 **Annualized.
***For the period from March 31, 2000 through December 31, 2000.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1 -- Significant Accounting Policies

     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 - Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on November 30, 1999 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 31, 2000 (the date of the initial public offering).

     On March 2, 2000, Waddell & Reed, Inc. ("W&R") purchased for investment 10,000 Class A shares of the Fund at their net asset value of $10.00 per share.

     Prepaid registration expenses in the amount of $63,905 were paid by the Fund and are being amortized over the twelve months following the initial public offering.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee to Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager and a wholly owned subsidiary of W&R, for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion. However, WRIMCO has voluntarily agreed to waive its management fee on any day if the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver. The Fund accrues and pays this fee daily.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3375 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $754,466. During the period ended December 31, 2000, W&R received $2,284 and $115 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $560,551 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to compensation under the Class A Plan.

     The Fund paid no Directors' fees during the period ended December 31, 2000. W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Securities Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $69,306,721 while proceeds from maturities and sales aggregated $3,242,683. Purchases of short-term securities aggregated $1,203,308,461, while proceeds from maturities and sales aggregated $1,182,104,347. No U.S. Government obligations were purchased or sold during the period ended December 31, 2000.

     For Federal income tax purposes, cost of investments owned at December 31, 2000 was $87,058,282, resulting in net unrealized depreciation of $3,258,845, of which $3,740,238 related to appreciated securities and $6,999,083 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital losses of $395,020 during the period ended December 31, 2000. These losses are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized at December 31, 2008.

NOTE 6 -- Multiclass Operations

     The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

     Transactions in capital stock are summarized below. Amounts are in thousands.

                            For the
                             period
                              ended
                       December 31,
                               2000
                       ------------
Shares issued from sale
 of shares:
 Class A  ............        8,181
 Class B .............        1,056
 Class C .............          559
 Class Y  ............            3
Shares issued from
 reinvestment of
 dividends:
 Class A .............           30
 Class B .............          ---
 Class C .............          ---
 Class Y .............          ---*
Shares redeemed:
 Class A  ............       (1,220)
 Class B .............         (131)
 Class C .............         (123)
 Class Y  ............          ---
                              -----
Increase in
 outstanding capital
 shares ..............        8,355
                              =====

Value issued from sale
 of shares:
 Class A  ............      $81,344
 Class B .............       10,447
 Class C .............        5,531
 Class Y  ............           33
Value issued from
 reinvestment of
 dividends:
 Class A .............          291
 Class B .............          ---
 Class C .............          ---
 Class Y .............          ---*
Value redeemed:
 Class A  ............      (11,832)
 Class B .............       (1,247)
 Class C .............       (1,169)
 Class Y  ............          ---
                            -------
Increase in
 outstanding capital .      $83,398
                            =======
     *Not shown due to rounding.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. (the "Fund") as of December 31, 2000, and the related statements of operations and changes in net assets for the period March 31, 2000 (inception) through December 31, 2000, and the financial highlights for the period March 31, 2000 through December 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
February 2, 2001

INCOME TAX INFORMATION

The amounts of the dividends below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your 2000 Federal income tax return.

                     PER-SHARE AMOUNTS REPORTABLE AS:
                  -------------------------------------------------------
                  For Individuals       For Corporations
                  -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   ---------------------------------------

                                    Class A
12-13-00   $0.040 $0.0400     $  ---  $0.0042   $0.0358    $  ---
          ======= =======    =======  =======   =======   =======

                                    Class Y
12-13-00   $0.048 $0.0480     $  ---  $0.0051   $0.0429    $  ---
          ======= =======    =======  =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

DIRECTORS
Keith A. Tucker, Overland Park, Kansas, Chairman of the Board
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
David P. Gardner, San Mateo, California
Linda K. Graves, Topeka, Kansas
Joseph Harroz, Jr., Norman, Oklahoma
John F. Hayes, Hutchinson, Kansas
Robert L. Hechler, Overland Park, Kansas
Henry J. Herrmann, Overland Park, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Ronald C. Reimer, Mission Hills, Kansas
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Frederick Vogel III, Milwaukee, Wisconsin

OFFICERS
Robert L. Hechler, President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Cynthia P. Prince-Fox, Vice President
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors Municipal Money Market Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.




------------------------------------

FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355


Our INTERNET address is:
  http://www.waddell.com

NUR1019A(12-00)


For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.